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                                                                    EXHIBIT 23



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports dated November 1, 1994 incorporated by reference or included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-13377.




ARTHUR ANDERSEN LLP


Boston, Massachusetts
November 23, 1994